EXHIBIT 99.2
                                 ------------

                            Collateral Term Sheet.

Global Structured Finance                                           18 records
                                                           Balance: 52,244,606
                                  CWMBS 05-11
                                    Group 6



---------------------------------------------------------------------------------------------------------------------------------
                                  Number      Aggregate       Percent       Average
                                      of        Current      of Loans      Original      W.A.    Min.    W.A.     Max.      Min.
                                Mortgage      Principal  by Principal     Principal     Gross    FICO    FICO     FICO  Original
Occupancy Status                   Loans        Balance       Balance       Balance    Coupon   Score   Score    Score       LTV
---------------------------------------------------------------------------------------------------------------------------------
Secondary                             18    $52,244,606       100.00%    $2,909,439    4.190%     635     718      769    44.12%
---------------------------------------------------------------------------------------------------------------------------------
Total:                                18    $52,244,606       100.00%    $2,909,439    4.190%     635     718      769    44.12%
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
                                                           W.A.
                                     W.A.      Max.   Remaining          W.A.
                                 Original  Original     Term to          Loan
Occupancy Status                      LTV       LTV    Maturity           Age
-----------------------------------------------------------------------------
Secondary                          60.97%    80.00%         357             3
-----------------------------------------------------------------------------
Total:                             60.97%    80.00%         357             3
-----------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                  Number      Aggregate       Percent       Average
                                      of        Current      of Loans      Original      W.A.    Min.    W.A.     Max.      Min.
                                Mortgage      Principal  by Principal     Principal     Gross    FICO    FICO     FICO  Original
Credit Score                       Loans        Balance       Balance       Balance    Coupon   Score   Score    Score       LTV
---------------------------------------------------------------------------------------------------------------------------------
750 - 799                              4    $14,034,195        26.86%    $3,517,500    3.473%     754     763      769    54.55%
700 - 749                              8     20,608,006         39.45     2,580,125     4.196     704     720      746     49.62
650 - 699                              5     15,154,259         29.01     3,041,280     4.756     676     686      694     44.12
600 - 649                              1      2,448,146          4.69     2,452,500     4.750     635     635      635     45.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                                18    $52,244,606       100.00%    $2,909,439    4.190%     635     718      769    44.12%
---------------------------------------------------------------------------------------------------------------------------------
W.A.:  718
Lowest:  635
Highest:  769
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
                                                           W.A.
                                     W.A.      Max.   Remaining          W.A.
                                 Original  Original     Term to          Loan
Credit Score                          LTV       LTV    Maturity           Age
-----------------------------------------------------------------------------
750 - 799                          64.56%    80.00%         358             2
700 - 749                           61.06     70.00         357             3
650 - 699                           60.10     69.74         357             3
600 - 649                           45.00     45.00         358             2
-----------------------------------------------------------------------------
Total:                             60.97%    80.00%         357             3
-----------------------------------------------------------------------------
W.A.:  718
Lowest:  635
Highest:  769
-----------------------------------------------------------------------------


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

Banc of America Securities LLC                                   Page 1  of  2

Global Structured Finance                                           18 records
                                                           Balance: 52,244,606
                                  CWMBS 05-11
                                    Group 6

---------------------------------------------------------------------------------------------------------------------------------
                                  Number      Aggregate       Percent       Average
                                      of        Current      of Loans      Original      W.A.    Min.    W.A.     Max.      Min.
                                Mortgage      Principal  by Principal     Principal     Gross    FICO    FICO     FICO  Original
Original LTV                       Loans        Balance       Balance       Balance    Coupon   Score   Score    Score       LTV
---------------------------------------------------------------------------------------------------------------------------------
40.01 - 50.00                          3     $8,731,215        16.71%    $2,917,467    5.114%     635     676      704    44.12%
50.01 - 60.00                          6     20,179,733         38.63     3,371,750     4.076     691     736      769     54.55
60.01 - 70.00                          8     20,538,920         39.31     2,573,375     3.850     676     712      765     62.57
70.01 - 80.00                          1      2,794,738          5.35     2,800,000     4.625     754     754      754     80.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                                18    $52,244,606       100.00%    $2,909,439    4.190%     635     718      769    44.12%
---------------------------------------------------------------------------------------------------------------------------------
W.A.:  60.97%
Lowest:  44.12%
Highest:  80.00%
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
                                                           W.A.
                                     W.A.      Max.   Remaining          W.A.
                                 Original  Original     Term to          Loan
Original LTV                          LTV       LTV    Maturity           Age
-----------------------------------------------------------------------------
40.01 - 50.00                      46.44%    49.62%         357             3
50.01 - 60.00                       57.74     60.00         357             3
60.01 - 70.00                       67.72     70.00         358             2
70.01 - 80.00                       80.00     80.00         358             2
-----------------------------------------------------------------------------
Total:                             60.97%    80.00%         357             3
-----------------------------------------------------------------------------
W.A.:  60.97%
Lowest:  44.12%
Highest:  80.00%
-----------------------------------------------------------------------------


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

Banc of America Securities LLC                                   Page 2  of  2